UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 16, 2019

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 West Mississippi Avenue

Denver, Colorado 80223

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:   (303) 386-4796

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2019, GrowGeneration Corp. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) in New York, New York. The matters listed below were submitted to a vote of the shareholders. 79.18% of the Company’s outstanding shares of common stock as of March 28, 2019, the record date, have voted either in person or via proxy. The final voting results are as follows:

(1) To elect five directors to the Board of Directors of the Company to serve until the Company’s 2020 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Name of Nominee	FOR	% VOTED FOR	WITHHELD	% VOTED WITHHELD
Michael Salaman	12,280,460	93.38%	870,981	6.62%
Darren Lampert	12,273,153	93.32%	878,288	6.68%
Stephen Aiello	13,005,162	98.89%	146,279	1.11%
Peter Rosenberg	13,004,876	98.89%	146,565	1.11%
Sean Stiefel	12,995,831	98.82%	155,610	1.18%

(2) To approve and ratify the appointment of Connolly Grady & Cha LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements as of December 31, 2018 and 2019 and for the fiscal years then ending.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
TOTAL SHARES VOTED	22,668,209	81,219	91,688	0

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On May 16, 2019, management of the Company gave presentations related to the business and performance of the Company at the Annual Meeting.

A copy of the presentation slides presented at the Annual Meeting is attached hereto as Exhibit 99.1. The information contained herein and the exhibit attached hereto shall be deemed furnished and not filed. The information contained in the presentation slides has been provided for information purposes only and should not be construed as an offer to sell or a solicitation of an offer to purchase any of the Company’s securities.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Presentation Slides, dated May 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 16, 2019	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer

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